United States

Securities and Exchange Commission

WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  August 18, 2014

DALA PETROLEUM CORP.

(Exact name of registrant as specified in charter)

WESTCOTT PRODUCTS CORPORATION

(Former name of registrant)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

112 Loraine South, Suite 266, Midland, Texas 79701

 (Address of Principal Executive Offices, Including Zip Code)

(432) 242-4965

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

As approved by the Board of Directors and the majority of the shareholders of the Company, an amendment to the Company’s Certificate of Incorporation was filed with the Secretary of State of Delaware changing the Company’s name to “Dala Petroleum Corp.” The name change was effective August 18, 2014, but a copy of the Certificate of Amendment was not received by the Company until August 29, 2014.

Item 9.01 Exhibits

A copy of the Certificate of Amendment to the Certificate of Incorporation of the Company changing the name to “Dala Petroleum Corp.” is attached hereto as Exhibit 3.1.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DALA PETROLEUM CORP.

By:

/s/ E. Will Gray

Name:

E. Will Gray

Title:

Chief Executive Officer

Date:

September 4, 2014